UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2016

Juno Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36781 (Commission File Number)	46-3656275 (IRS Employer Identification No.)

307 Westlake Avenue North, Suite 300

Seattle, Washington 98109

(Address of principal executive offices, including zip code)

(206) 582-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

(b)

On August 26, 2016, Marc Tessier-Lavigne resigned from the board of directors of Juno Therapeutics, Inc. (“Juno”). Dr. Tessier-Lavigne has informed Juno that the resignation is entirely due to his new obligations as the President of Stanford University and not because of any disagreement with Juno or any matter relating to Juno’s operations, policies, or practices. Dr. Tessier-Lavigne will continue to serve as a scientific advisor to Juno.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juno Therapeutics, Inc.

By:	/s/ Bernard J. Cassidy
Bernard J. Cassidy General Counsel and Corporate Secretary

Date: August 26, 2016